________________________________________________________________________________
                                                                               1


DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the nine months ended September 30, 2000.

HIGH YIELD MARKET

The fixed income markets outperformed stocks for the quarter and year to date, as measured by the Lehman Brothers Aggregate Bond Index returns of 3.01% and 7.12% versus the Wilshire 5000 Stock Index returns of -0.04% and -1.44% for the respective periods.

High yield bonds, as measured by the Lehman Brothers High Yield Bond Index (the "Index"), returned a positive 0.57% for the third quarter. This lagged other fixed income sectors, including investment grade corporates and Treasuries which posted 3.04% and 2.59% quarterly returns, as measured by their respective Lehman Brothers Bond Indexes. For the year-to-date period, the high yield sector returned -0.65% compared with 5.80% for investment grade corporates and 8.10% for Treasuries.

Ten-year Treasury yields declined 23 basis points during the period to 5.80%, however, average yields on high yield bonds, as represented by the Index, rose 32 basis points to 12.60%. Thus the quality spread for the Index widened 55 basis points during the quarter, and is now at a spread of 680 basis points, surpassing the levels of the 1998 financial crisis and is at its widest point since 1991.

The high yield market continues to suffer from rising interest rates, higher default rates and weak demand conditions. Additionally, the economy has entered a period of inventory correction. The Fed's effort to slow down the economy by increasing interest rates six times since June 1999 has put pressure on stock prices, making it difficult to generate investor interest in fixed income assets. Bond rating downgrades continue to outpace upgrades by a wide margin. Domestic default rates, while down slightly to about 3.8% on a latest 12-month basis, are still at historically high levels. This level of downgrades and defaults heightened credit concerns among investors during the quarter, especially as the number of corporate issuers pre-announcing negative earnings surprises increased significantly in September. The high default rate can be attributed to a significant extent to the tremendous volume of new issues in 1997 and 1998 having performed below expectations combined with the ongoing lack of pricing power in many product categories.

Finally, demand for high yield has remained low. Weaker demand resulted in a lower volume of new issuance, which so far in 2000 is approximately $43 billion, about one-half the volume of the first nine months in 1999.


STRATEGY

In order to improve overall portfolio yield and liquidity we utilized a strategy of selling low coupon, lower yielding issues that we deemed to be undervalued. We re-invested the proceeds in higher yielding securities that we judged to be undervalued. This strategy enabled us to increase the portfolio's current income without giving up much in terms of credit quality. Issues sold yielded in the range of 8.50% to 9.75%. Credits eliminated from the portfolio were in the telecommunications, gaming, utilities and semi-conductor segments. Issues yielding in the 10.90% to 16.50% range were purchased in the lodging, industrial, services and wireless telecommunications sectors. We plan to extend this strategy into the fourth quarter.

As a result of other strategy decisions, we maintained our sector overweights in emerging markets, industrials, technology, and transportation services. Underweighted industries relative to the Index were telecom, wireless communications, cable TV, broadcast and media, electric utilities, energy, and healthcare. Our weighting in mid-tier credits (Bs) was kept at about 83%, still above the Index weighting of 56%.

As a consequence of our current income enhancement strategy, the overall credit quality of the portfolio was unchanged at an average mid single B rating, while the current yield increased about 90 basis points. The Fund's average duration was also shortened from 4.3 years at June 30 to 4.2 years at September 30 compared with the Index duration of 4.6 years. The Fund remains broadly diversified in 104 companies at quarter-end. The Fund's leverage during the quarter remained below 33% of assets and was 29% at quarter-end.

________________________________________________________________________________
                                                                               2


PERFORMANCE

CIGNA High Income Shares had disappointing performance in the third quarter and year to date. Based on net asset value, the Fund's total returns were -5.66% and -9.69%, respectively, for the quarter and first nine months of the year compared with the Index, which returned 0.57% and -0.65%, respectively, for the same periods.

The Fund's weak performance was primarily due to credit problems in the CLEC (Competitive Local Exchange Carriers), internet/data, and international wireline sectors. Several bond issuers experienced severe price drops as various companies in these sectors announced that they would not meet analysts' revenue and cash flow projections, lowering expectations for future key results.

Growing concerns about management quality and companies' abilities to raise needed capital to complete their business plans also contributed to the weakness in security prices. These severe price losses were only partially offset by favorable performance in the gaming, aerospace and textile sectors, and two positive takeover events. Returns for the quarter and year-to-date based on the market value of the Fund's shares traded on the New York Stock Exchange were -10.12% and 1.72%, respectively

OUTLOOK

The outlook for the high yield market is uncertain. The asset class remains cheap on a historical valuation basis, but has been attractively valued for some time. Corporate earnings, Fed policy, default trends, and technical market conditions will drive near-term performance.

Recent economic data have shown that the economy is slowing and that an inventory correction is underway at wholesale and retail levels. This environment has caused cyclical sectors such as steels, autos, and chemicals, along with retail and consumer products to underperform. Sectors such as energy, gaming, and utilities have been in favor, as have higher quality high yield bonds (BBs). If final demand remains robust enough to support 3 to 4% GDP (Gross Domestic Product) growth for the foreseeable future, we anticipate a reversal of these trends and an improvement in the high yield market's performance, providing it becomes clear that the inventory correction has run its course. This scenario assumes that the Fed does not raise interest rates any further.

Default rates have shown a slightly downward trend in recent months but remain at historically high levels. Absent significant future defaults among telecommunications issuers and a significant change in the economic environment, it is likely that we have seen the peak in default rates for this credit cycle.

Because an improvement in the market's technical conditions is unlikely in the near future, any market rally is expected to be limited in scope. Additionally, there is a large calendar of new issues ready to be brought to market that will limit upside potential, and liquidity provided by Wall Street broker/dealers will continue to decline due to announced mergers. Other factors affecting the high yield market outlook include individual investors, who are still enamored with stocks despite their lackluster performance so far in 2000 and the hesitancy of pension consultants to recommend the high yield asset class.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 2000          3
  (Unaudited)

                                                          MARKET
                                         PRINCIPAL         VALUE
                                           (000)           (000)
-------------------------------------------------------------------
BONDS AND NOTES - 134.9%
AEROSPACE AND DEFENSE - 3.4%
BE Aerospace, Inc., 9.875%, 2006            $ 4,000        $ 3,960
Hexcel Corp., 9.75%, 2009                     5,050          4,697
                                                      -------------
                                                             8,657
                                                      -------------

AUTO AND TRUCK - 2.8%
Collins & Aikman Products Co.,
    11.5%, 2006                               4,000          3,880
Federal Mogul Corp., 7.5%, 2004               1,375            578
Tenneco Automotive, Inc.,
    11.625%, 2009                             4,000          2,560
                                                      -------------
                                                             7,018
                                                      -------------

BROADCASTING AND MEDIA - 7.6%
American Lawyer Media, Inc.,
    9.75%, 2007                               4,500          4,264
Innova S DE R.L., 12.875%, 2007               4,600          4,370
Lodgenet Entertainment Corp.,
    10.25%, 2006                              3,000          2,940
Lodgian Fing Corp., 12.25%, 2009              4,200          3,570
Ziff Davis Media, Inc., 12%, 2010
    (144A security acquired July & Sep.
     2000 for $4,051)**                       4,000          3,960
                                                      -------------
                                                            19,104
                                                      -------------

CABLE TV - 6.7%
Cablevision S.A., 13.75%, 2007                3,500          3,159
Charter Communications, Inc.,
    10.25%, 2010                              4,000          3,910
International Cabletel, Inc.,
    12.75%, 2005***                           2,750          2,812
Multicanal, S.A.,
    13.125%, 2009 Series E                    2,450          2,181
United Pan Europe Communications N.V.
    11.25%, 2010                              5,500          4,840
                                                      -------------
                                                            16,902
                                                      -------------

CHEMICALS - 2.1%
Brunner Mond Group PLC,
    11%, 2008                                 3,000            780
Great Lakes Carbon Corp.,
    10.25%, 2008                              1,350            608
Huntsman ICI Chemicals, Inc.,
    10.125%, 2009                             4,000          3,920
                                                      -------------
                                                             5,308
                                                      -------------

CONSUMER PRODUCTS AND SERVICES - 4.8%
Desa International, Inc., 9.875%, 2007        2,750          2,008
Jostens, Inc., 12.75%, 2010                   4,350          4,481
Samsonite Corp., 10.75%, 2008                 5,350          4,227
United Industries Corp.,
    9.875%, 2009                              3,050          1,411
                                                      -------------
                                                            12,127
                                                      -------------


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
CONTAINERS AND PAPER - 9.9%
Gaylord Container Corp.,
    9.875%, 2008                            $ 6,000        $ 2,700
Huntsman Packaging Corp.,
    13%, 2010 (144A security acquired
     May 2000 for $3,465)**                   3,700          3,312
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 8,000          3,920
Packaging Corp., 9.625%, 2009                 4,000          4,040
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                              4,800          2,448
Riverwood International Corp.,
    10.625%, 2007                             4,000          3,803
    10.875%, 2008                             2,000          1,860
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 4,950          2,871
                                                      -------------
                                                            24,954
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 9.8%
Amkor Technology, Inc.,
    10.5%, 2009                               4,400          4,444
Dictaphone Corp., 11.75%, 2005                2,465          2,483
Fairchild Semiconductor Corp.,
    10.125%, 2007                             2,625          2,625
    10.375%, 2007                             2,500          2,525
International Wire Group, Inc.,
    11.75%, 2005,                             5,800          5,844
Viasystems, Inc.,
    9.75%, 2007                               5,500          5,115
    9.75%, 2007, Series B                     1,700          1,581
                                                      -------------
                                                            24,617
                                                      -------------

ENTERTAINMENT - 7.5%
American Skiing Co., 12%, 2006                5,250          4,305
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          3,188
Hollywood Park, Inc., 9.25%, 2007             4,075          4,157
Premier Parks, Inc., 9.75%, 2007              3,500          3,290
Station Casinos, Inc.,
    10.125%, 2006                             1,000          1,006
    9.875%, 2010 (144A security
     acquired June 2000 for $2,988)**         3,000          3,004
                                                      -------------
                                                            18,950
                                                      -------------

FINANCIAL - 3.4%
Dollar Financial Group, Inc.,
    10.875%, 2006                             4,150          4,026
Labranche & Co., Inc., 12%, 2007              4,150          4,420
                                                      -------------
                                                             8,446
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 2000          4
  (Unaudited) (Continued)

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
FOOD AND BEVERAGES - 10.8%
Agrilink Foods, Inc., 11.875%, 2008        $  4,000       $  3,040
Chiquita Brands International, Inc.,
    10.25%, 2006                              2,895          2,099
    9.625%, 2004                              1,240            905
Di Giorgio Corp., 10%, 2007                   4,000          3,520
Fleming Cos.,  Inc.,
    10.625%, 2001                             4,500          4,472
Grupo Azucarero Mexico S.A.,
    11.5%, 2005+                              2,175            870
Imperial Holly Corp., 9.75%, 2007             5,000            900
Mastellone Hermonos S.A.,
    11.75%, 2008                              3,250          2,470
Premier International Foods PLC,
    12%, 2009                                 4,500          3,735
Stater Brothers Holdings, Inc.,
    10.75%, 2006                              4,100          3,444
Vlasic, Inc., 10.25%, 2009                    3,050          1,678
                                                      -------------
                                                            27,133
                                                      -------------

HEALTH CARE - 1.3%
Express Scripts, Inc., 9.625%, 2009           3,000          3,000
Mediq, Inc., 11%, 2008+                       6,500            195
                                                       -------------
                                                             3,195
                                                      -------------

INDUSTRIAL - 8.8%
Blount, Inc., 13%, 2009                       6,150          6,319
Foamex Capital Corp., 13.5%, 2005             5,500          4,510
Flowserve Corp., 12.25%, 2010
    (144A security acquired  Aug. 2000
    for $986)**                               1,000          1,025
Goss Graphics Systems, Inc.,
    12.25%, 2005                              2,454            810
Grove Worldwide L.L.C.,
    9.25%, 2008                               4,400            440
High Voltage Energy Corp.,
    10.5%, 2004                               2,000          1,300
ICF International Inc., 13%, 2003***+         5,000          1,750
Neenah Corp.,
    11.125%, 2007, Series B                   2,650          2,054
    11.125%, 2007, Series E (144A
    security acquired Nov. 1998 for
    $1,553)**                                 1,500          1,162
Outsourcing Services Group, Inc.,
    10.875%, 2006                             3,500          2,870
                                                      -------------
                                                            22,240
                                                      -------------

METALS - 3.1%
Doe Run Resource Corp.,
    11.25%, 2005                              4,000          2,000
Kaiser Aluminium & Chemicals Corp.,
    10.875%, 2006                               940            926


                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
METALS - (CONTINUED)
Murin Murin Holdings Ltd.,
    9.375%, 2007                           $  1,325       $  1,140
Renco Steel Holdings, Inc.,
    10.875%, 2005                             5,850          3,803
                                                      -------------
                                                             7,869
                                                      -------------

MISCELLANEOUS - 9.6%
Allied Waste North America, Inc.,
    10%, 2009                                 6,500          5,655
American Color Graphics, Inc.,
    12.75%, 2005                              5,500          5,455
Buhrmann U.S., Inc., 12.25%, 2009             4,800          4,968
United Rentals, Inc.,
    9%, 2009                                  3,750          3,300
    9.25%, 2009                               1,350          1,201
Williams Scottman, Inc.,
    9.875%, 2007                              4,000          3,510
                                                      -------------
                                                            24,089
                                                      -------------

RETAIL - 1.3%
Jo Ann Stores, Inc., 10.375%, 2007            4,000          3,300
                                                      -------------

TECHNOLOGY - 4.2%
Exodus Communications, Inc.,
    11.25%, 2008                              4,800          4,728
    10.75%, 2009                                500            484
Orbital Imaging Corp., 11.625%, 2005          4,250          1,487
PSI Net, Inc.,
    10.5%, 2006                               2,360          1,558
    11%, 2009                                 3,490          2,269
                                                      -------------
                                                            10,526
                                                      -------------

TELECOMMUNICATIONS - 20.9%
Alestra S DE R.L., 12.125%, 2006              6,000          5,835
Caprock Communications Corp.,
    12.%, 2008                                3,430          2,161
    11.5%, 2009                               1,000            620
Dobson Communications Corp.,
    10.875%, 2010                             5,000          4,850
Energis PLC., 9.75%, 2009                     2,500          2,400
Hyperion Telecommunications, Inc.,
    12.%, 2007                                5,920          3,848
KMC Telecom Holdings, Inc.,
    13.5%, 2009                               3,400          2,346
Nextlink Communications, Inc.,
    10.75%, 2008                              1,500          1,380
    10.5%, 2009                               2,450          2,229
Poland Telecom Finance B.V.,
    14%, 2007 +                               3,000              -
Primus Telecommunications, Inc.,
    11.75%, 2004                              5,250          2,730


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 2000          5
 (Unaudited) (Continued)

                                                         MARKET
                                         PRINCIPAL        VALUE
                                           (000)          (000)
-------------------------------------------------------------------
RSL Communications PLC.,
    12.25%, 2006                           $  1,375       $    413
    10.5%,  2008                              4,750          1,187
Spectrasite Holdings, Inc.,
    10.75%, 2010                              4,200          3,969
Talton Holdings, Inc., 11%, 2007              2,800          2,324
Transtel Pass-Thru Trust,
    12.5%, 2007                               4,250          1,700
Versatel Telecom B.V.,
    13.25%, 2008                              5,550          4,995
Williams Communications, Inc.,
    10.875%, 2009                             6,000          5,475
World Access, Inc., 13.25%, 2008              5,200          4,056
                                                      -------------
                                                            52,518
                                                      -------------
TEXTILES - 3.0%
Cluett American Corp.,
    10.125%, 2008                             5,000          4,000
Delta Mills, Inc., 9.625%, 2007                 740            668
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,730
                                                      -------------
                                                             7,398
                                                      -------------

TRANSPORTATION - 6.8%
American Commercial Lines L.L.C.,
    10.25%, 2008                              4,300          3,655
Atlas Air, Inc., 10.75%, 2005                 5,885          6,054
Avis Rent A Car, Inc., 11%, 2009              4,725          5,318
Budget Group, Inc., 9.125%, 2006              3,035          2,155
                                                      -------------
                                                            17,182
                                                      -------------

WIRELESS COMMUNICATIONS - 7.1%
Centennial Cellular, Inc.,
    10.75%, 2008                              3,835          3,739
Crown Castle International Corp.,
    10.75%, 2011                              2,000          2,040
Grupo Isuacell S.A.,
    14.25%, 2006                              3,250          3,445
Metrocall, Inc., 9.75%, 2007                  5,000          3,200
Telecorp PCS, Inc., 10.625%, 2010
    (144A security acquired July 2000
    for $1,800)**                             1,800          1,818
Winstar Communications, Inc.,
    12.5%, 2008 (144A security acquired
    March 2000 for $5,038)**                  5,000          3,550
                                                      -------------
                                                            17,792
                                                      -------------

TOTAL BONDS AND NOTES
    (Cost - $424,392)                                      339,325
                                                      -------------



                                                         MARKET
                                           SHARES         VALUE
                                           (000)          (000)
-------------------------------------------------------------------
COMMON STOCKS - 0.1%
Goss Graphic Systems Inc., Class B           $   64         $  129
World Access, Inc.                               16             88
                                                      -------------

TOTAL STOCKS
    (Cost - $329)                                              217
                                                      -------------
WARRANTS - 0.9%
Convergent Communications, Inc., Exp. 2008*      30            127
Huntsman Packaging Corp., Exp. 2010*              4              -
Orbital Imaging Corp., Exp. 2005*                 4             85
Poland Telecom. Finance B.V., Exp. 2007*          3              -
Primus Telecommunications, Inc., Exp. 2004*       4             23
Versatel Telecom B.V., Exp 2008*                  7          2,030
Wireless One, Inc., Exp. 2000*                   15              -
                                                      -------------

TOTAL WARRANTS
  (Cost - $377)                                              2,265
                                                      -------------

TOTAL INVESTMENTS IN SECURITIES - 135.9%
  (Total Cost - $425,098)                                  341,807
Liabilities, Less Cash and Other Assets - (35.9%)          (90,300)
                                                      -------------

NET ASSETS - 100%
    (equivalent to $4.83 per Share based on 52,109
      shares outstanding)                                $ 251,507
                                                      =============


     --------------------------------------------------------------
     PORTFOLIO COMPOSITION (UNAUDITED)
     September 30, 2000
                                              MARKET         % OF
     QUALITY RATINGS* OF                      VALUE         MARKET
     LONG-TERM BONDS                          (000)          VALUE
     --------------------------------------------------------------
     Ba/BB                                   $30,342          8.9%
     B/B                                     280,616         82.7%
     Below B                                  28,367          8.4%
                                         ------------  ------------
                                            $339,325        100.0%
                                         ============  ============


     *The higher of Moody's or Standard & Poor's Ratings.

  -----------------------------------------------------------------

*      Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $17,830,750 (aggregate cost $19,880,675) which is approximately 7% of net assets.
***    Variable rate security. Rate disclosed is as of September 30, 2000.
+      Defaulted securities.

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       6


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)

                                          (IN THOUSANDS)
                                          --------------
ASSETS:
Investments at market value
    (Cost - $425,098)                         $ 341,807
Cash on deposit with Custodian                       37
Interest receivable                              14,562
Receivable for investments sold                   4,761
Investment for Trustees' deferred
    compensation plan                               305
                                            ------------
      TOTAL ASSETS                              361,472
                                            ------------
LIABILITIES:
Payable for investments purchased                 4,828
Loan payable                                    100,400
Dividend payable October 10, 2000 at
    $0.0575 per share                             2,996
Accrued interest payable                          1,160
Deferred Trustees' fees payable                     305
Accrued advisory fees payable                       179
Other accrued expenses (including $14
    due to affiliate)                                97
                                            ------------
      TOTAL LIABILITIES                         109,965
                                            ------------

NET ASSETS (Equivalent to $4.83 per share
    based on 52,109 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                     $ 251,507
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 404,739
Overdistributed net investment income              (359)
Unrealized depreciation of investments          (83,291)
Accumulated net realized loss                   (69,582)
                                            ------------
NET ASSETS                                    $ 251,507
                                            ============



STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
(UNAUDITED)

                                             (IN THOUSANDS)
                                          ---------------------
INVESTMENT INCOME
INCOME:
    Interest                                           $36,280
EXPENSES:
    Interest expense                       $6,262
    Investment advisory fees                1,849
    Administrative services                    99
    Custodian fees and expenses                77
    Shareholder reports                        68
    Auditing and legal fees                    45
    Transfer agent fees and expenses           38
    Trustees' fees                             24
    Other                                      45        8,507
                                          --------  -----------
NET INVESTMENT INCOME                                   27,773
                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON
    INVESTMENTS
    Net realized loss from investments                 (23,507)
    Unrealized depreciation of investments             (33,025)
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                        (56,532)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                  $ (28,759)
                                                    ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       7



STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                      NINE MONTHS
                                         ENDED           YEAR ENDED
                                      SEPTEMBER 30,      DECEMBER 31,
                                          2000               1999
                                     ----------------   ---------------
                                              (IN THOUSANDS)
                                     ----------------------------------
OPERATIONS:
Net investment income                   $     27,773       $    41,408
Net realized loss from investments           (23,507)          (40,375)
Unrealized appreciation (depreciation)
   on investments                            (33,025)           14,578
                                     ----------------   ---------------
Net increase (decrease) in net
   assets from operations                    (28,759)           15,611
                                     ----------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.55
   per share and $0.82 per share,
   respectively)                             (28,040)          (42,033)
                                     ----------------   ---------------
Total distributions to shareholders          (28,040)          (42,033)
                                     ----------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Capital contribution by Adviser                    -             1,615
Net increase from 529,418 and
   848,146 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively                 2,954             5,870
                                     ----------------   ---------------
Net increase from capital share
   transactions                                2,954             7,485
                                     ----------------   ---------------
NET DECREASE IN NET ASSETS                   (53,845)          (18,937)
NET ASSETS:
Beginning of period                          305,352           324,289
                                     ----------------   ---------------
End of period (including
   overdistributed net investment
   income of $359 and $92,
   respectively)                        $    251,507       $   305,352
                                     ================   ===============



STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
(UNAUDITED)


                                               (IN THOUSANDS)
                                              ----------------

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
   Cash provided by borrowing                 $     (5,555)
   Dividends paid in cash                          (26,089)
                                               -------------
      Total amount used                            (31,644)
                                               -------------

CASH PROVIDED (USED) BY OPERATIONS:
   Purchases of portfolio securities              (123,575)
   Proceeds from sales of portfolio securities     128,232
                                               -------------
      Total amount used                              4,657
                                               -------------
Net Investment Income                               27,773
Net change in receivables/payables
   related to operations                              (750)
                                               -------------
Total other amounts                                 27,023
                                               -------------
Net Increase in Cash                                    36
Cash, Beginning of Period                                1
                                              --------------
Cash, End of Period                           $         37
                                              ==============



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       8



FINANCIAL HIGHLIGHTS



-------------------------------------------------------------------------------------------------------------------------------
                                                 (UNAUDITED)
                                                    9 MOS.
                                                    ENDED
                                                  SEPTEMBER 30,                      YEAR ENDED DECEMBER 31,
                                                     2000           1999          1998        1997        1996         1995
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 5.92       $  6.39       $  7.88     $  7.43     $  7.19      $  6.59
INCOME FROM INVESTMENT OPERATIONS
Net investment income (3)                               0.54          0.81          0.88        0.87        0.85         0.84
Net realized and unrealized gains (losses)             (1.08)        (0.46)        (1.49)       0.44        0.29         0.60
                                                       -------      -------       -------      -------    -------      -------
TOTAL FROM INVESTMENT OPERATIONS                       (0.54)         0.35         (0.61)       1.31        1.14         1.44
                                                       -------      -------       -------      -------    -------      -------
LESS DISTRIBUTIONS:
Distributions from net investment income               (0.55)        (0.82)        (0.88)      (0.86)      (0.90)       (0.84)
TOTAL DISTRIBUTIONS                                    (0.55)        (0.82)        (0.88)      (0.86)      (0.90)       (0.84)
                                                       -------      -------       -------      -------    -------     --------
NET ASSET VALUE, END OF PERIOD                       $  4.83       $  5.92       $  6.39     $  7.88     $  7.43      $  7.19
                                                     =========    =========      ========    =========   ========     ========
MARKET VALUE, END OF PERIOD                          $  4.94       $  5.38       $  7.25     $  8.44     $  8.38      $  7.88
                                                     =========    =========      ========    ========    ========     ========
TOTAL INVESTMENT RETURN:
Per share market value                                  1.72% (1)   (16.18)%       (3.35)%     11.65%      19.25%       26.24%
Per share net asset value (4)                          (9.69)%(1)     5.78%        (8.31)%     18.58%      16.70%       22.93%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $ 251,507      $305,352      $324,289    $295,256    $273,500     $259,773
Ratio of expenses to average net assets
  (includes interest expense)                           4.02% (2)     3.40%         3.40%       3.28%       3.35%        3.80%
Ratio of expenses to average net assets
  (excludes interest expense)                           1.06% (2)     1.02%         0.97%       1.06%       1.07%        1.12%
Ratio of net investment income to average net
  assets                                               13.12% (2)    13.05%        12.05%      11.28%      11.60%       12.03%
Portfolio turnover                                        32% (1)       49%           56%         74%         78%          60%


(1)  Not annualized.
(2)  Annualized.
(3) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year Accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent Differences between financial and tax accounting.
(4) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance Of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond With the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price Of the stock and net asset value varied during each period.


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)            9



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are accreted over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)           10
  (Continued)



2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the nine months ended September 30, 2000 were $111,738,207 at an average interest rate of approximately 7.49%. As of September 30, 2000, the Fund was paying interest at an average annual rate of 7.64% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 2000, the Fund paid or accrued $98,914. On February 24, 1999, the Fund received a capital contribution of $1,615,306 from its Advisor as reimbursement for inaccurate execution of a corporate action.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 2000 were $123,574,783 and $128,232,052, respectively.

As of September 30, 2000, the cost of securities for federal income tax purposes was $425,098,269. At September 30, 2000, net unrealized depreciation for federal income tax purposes aggregated $83,290,877 of which $5,005,071 related to appreciated securities and $88,295,948 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1999, the Fund had a capital loss carryover for federal income tax purposes of $34,135,912 of which $3,704,377, $1,753,142 and $28,678,393 expire in 2000, 2003 and 2007, respectively. On
December 31, 1999, a capital loss carryover in the amount of $35,528,808 expired resulting in a permanent adjustment between additional paid in capital and accumulated net realized loss. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS (Unaudited)           11
  (Continued)


7. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):


________________________________________________________________________________________________________________________
                                                                       NET REALIZED AND
                                                                    UNREALIZED GAIN (LOSS)
                       INVESTMENT INCOME      NET INVESTMENT INCOME     ON INVESTMENTS      INCR. (DECR.) IN NET ASSETS
PERIOD ENDED           TOTAL    PER SHARE     TOTAL     PER SHARE    TOTAL      PER SHARE      TOTAL       PER SHARE
________________________________________________________________________________________________________________________
March 31, 1998       $13,024    $ 0.28       $10,126    $ 0.22        $8,199    $ 0.16       $ 108,909     $ 0.18
June 30, 1998         14,459      0.29        11,110      0.22       (12,703)    (0.25)        (10,327)     (0.23)
September 30, 1998    14,432      0.29        11,120      0.22       (78,316)    (1.55)        (75,967)     (1.54)
December 31, 1998     14,244      0.28        11,324      0.23         7,420      0.15           6,418       0.10

March 31, 1999        13,768      0.27        11,120      0.22        (6,608)    (0.10)         (2,150)     (0.08)
June 30, 1999         13,592      0.27        10,928      0.21        (3,424)    (0.05)         (1,366)     (0.05)
September 30, 1999    12,995      0.25        10,353      0.20       (18,435)    (0.36)        (17,043)     (0.36)
December 31, 1999     11,853      0.23         9,007      0.17         2,670      0.05           1,622       0.03


March 31, 2000        12,370      0.24        9,529       0.19       (16,227)    (0.31)        (14,875)     (0.32)
June 30, 2000         12,297      0.24        9,647       0.19       (16,251)    (0.31)        (15,552)     (0.30)
September 30, 2000    11,613      0.22        8,597       0.16       (24,054)    (0.46)        (23,418)     (0.47)
_________________________________________________________________________________________________________________________

CIGNA HIGH INCOME SHARES

TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
                                           PRESIDENT, CIGNA RETIREMENT AND
Hugh R. Beath                              INVESTMENT SERVICES AND CHAIRMAN OF THE    Richard H. Forde
ADVISORY DIRECTOR                          BOARD, TIMESSQUARE CAPITAL MANAGEMENT,     CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           INC.                                       AND PRESIDENT


Richard H. Forde                           Paul J. McDonald
SENIOR MANAGING DIRECTOR                   SPECIAL ADVISOR TO THE BOARD OF DIRECTORS  Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Alan C. Petersen
KAMAN CORPORATION                                                                     VICE PRESIDENT

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY
_________________________________________________________________________________________________________________________

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank, Stock Transfer Department, P.O. Box 8200, Boston, MA, 02266-8200, or call 1.800.426.5523.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]
 CIGNA

CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
100 Front Street
Suite 300
Worcester, MA 01601

                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                            THIRD QUARTER REPORT
       PAID                                                   SEPTEMBER 30, 2000
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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